SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                October 22, 2003

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                        (Date of earliest event reported)


                               WVS Financial Corp.

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             (Exact name of registrant as specified in its charter)


Pennsylvania                             0-22444                  25-1710500
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(State or other                 (Commission File Number)     (IRS Employer
jurisdiction of incorporation)                               Identification No.)


9001 Perry Highway, Pittsburgh, Pennsylvania                             15237
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(Address of principal executive offices)                              (Zip Code)



                                 (412) 364-1913

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              (Registrant's telephone number, including area code)



                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)



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Item 7.   Exhibits

     (c)  Exhibits

          Exhibit 99 - Press Release, dated October 22, 2003.

Item 12.  Results of Operations and Financial Condition

     On October 22, 2003, WVS Financial Corp. issued a press release to report earnings for the quarter ended September 30, 2003. A copy of the press release is furnished as Exhibit 99 to this Form 8-K.







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 WVS FINANCIAL CORP.



Dated:  October 22, 2003                         By:     /s/ David J. Bursic
                                                         -----------------------
                                                         David J. Bursic
                                                         President and
                                                         Chief Executive Officer



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